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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Giga-tronics Incorporated

        We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                        -------------------------
                                        KPMG Peat Marwick LLP

San Jose, California
June 19, 1996